Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ardelyx, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Raab, President and Chief Executive Officer of the Company, and Justin Renz, Chief Financial and Operations Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 30, 2025	By:	/s/ Michael Raab
Michael Raab President, Chief Executive Officer and Director (Principal Executive Officer)

Date: October 30, 2025	By:	/s/ Justin Renz
Justin Renz Chief Financial and Operations Officer (Principal Financial Officer)